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                                                                   Exhibit 10.11

                              ASSUMPTION AGREEMENT

          ASSUMPTION AGREEMENT (this "AGREEMENT"), dated as of October 5, 2004, is made by BCP Crystal US Holdings Corp., a Delaware corporation (the "ASSUMING PARTY"), and delivered to Deutsche Bank AG, New York Branch, as Administrative Agent and as Collateral Agent, for the Secured Parties (as defined in the Loan Agreement referred to below) (in such capacities, the "AGENT"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided such terms in the Loan Agreement.

                              W I T N E S S E T H :

          WHEREAS, BCP Crystal Holdings Ltd. 2, a company incorporated with limited liability under the laws of the Cayman Islands ("HOLDINGS"), BCP Caylux Holdings Luxembourg S.C.A., a corporate partnership limited by shares (societe en commandite par actions) organized under the laws of Luxembourg ("PARENT"), Celanese Americas Corporation, a Delaware corporation ("CAC"), certain subsidiaries of Parent from time to time party thereto as a borrower under the Revolving Facility provided for therein, the Lenders party thereto from time to time, Morgan Stanley Senior Funding, Inc., as global coordinator, Deutsche Bank AG, New York Branch, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Lenders, and Deutsche Bank AG, New York Branch and Morgan Stanley Senior Funding, Inc., as joint lead arrangers are parties to a Loan Agreement, dated as of June 8, 2004 (as amended, modified or supplemented from time to time, the "LOAN AGREEMENT");

          WHEREAS, in connection with the Loan Agreement, the Term Borrower and certain of its Subsidiaries are required to enter into a Guarantee and Collateral Agreement, dated as of October 5, 2004 (as in effect from time to time, the "US COLLATERAL AGREEMENT" and, together with the Credit Agreement, the "DOCUMENTS");

          WHEREAS, as a result of the Restructuring , the Assuming Party will become the Term Borrower under the Loan Agreement;

          WHEREAS, the Assuming Party desires to execute and deliver this Agreement and to become a party to each of the Documents in order to satisfy the requirements set forth in the definitions of "Parent Merger" and "Restructuring" contained in Article I of the Loan Agreement;

          NOW, THEREFORE, IT IS AGREED:

          1. LOAN AGREEMENT. By executing and delivering this Agreement, which Agreement shall for all purposes be deemed to constitute a counterpart to the Loan Agreement, the Assuming Party hereby becomes the Term Borrower for all purposes under the Loan Agreement and hereby expressly assumes all Obligations thereunder, and will be bound by all terms, conditions and duties applicable to the Term Borrower under the Loan Agreement and the other Loan Documents.

          2. US COLLATERAL AGREEMENT. Attached hereto as ANNEX I is the US Collateral Agreement in the form of Exhibit C to the Loan Agreement executed and delivered by the

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Assuming Party and the other capital subsidiaries party thereto to the
Collateral Agent on the date hereof.

          3. COVENANTS, REPRESENTATIONS, ETC. Without limiting the foregoing, the Assuming Party hereby (i) represents and warrants that the representations and warranties made by, and as the Term Borrower pursuant to
Article III of the Loan Agreement, as of the date hereof and all other Loan Documents to which it is a party are true and correct, in all material respects, on and as of the date hereof and (ii) undertakes each covenant made by, and as the Term Borrower pursuant to Article V and Article VI of the Loan Agreement, as of the date hereof and all other Loan Documents to which it is or becomes a party.

          4. LOAN DOCUMENT. From and after the execution and delivery hereof by the parties, this Agreement shall constitute a "Loan Document" for all purposes of the Loan Agreement and the other Loan Documents.

          5. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          6. RELEASE. Upon the acceptance hereof by the Agent, Parent is hereby fully and completely released as the Term Borrower under the Loan Agreement and shall have no further obligations thereunder as the Term Borrower.

          7. SUBSIDIARIES. Attached hereto as ANNEX II is a Schedule of the corporate structure of Holdings and its Subsidiaries on the Restructuring Date as required pursuant to Section 3.08(a) of the Loan Agreement.

          8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.


                                     * * * *

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          IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.


                                          BCP CRYSTAL US HOLDINGS CORP.,


                                          By /s/ Chinh E. Chu
                                             ------------------------
                                             Name: Chinh E. Chu
                                             Title: President


Agreed to and Acknowledged:

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent and Collateral Agent


By /s/ Carin M. Keegan
   -----------------------------
   Name: Carin M. Keegan
   Title: Vice President


By /s/ Susan LeFevre
   -----------------------------
   Name: Susan LeFevre
   Title: Director